UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 5, 2010
(Date of earliest event reported)
Energy, Inc.
(Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	0-14183 (Commission File Number)	81-0141785 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana (Address of principal executive offices)	59401 (Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: The Form 8-K originally filed by Energy, Inc. on January 11, 2010 stated that financial statements of the businesses acquired and pro forma financial information required by Item 9.01(a) and (b) would be filed by amendment to that current report on Form 8-K no later than 71 days after the date on which that current report on Form 8-K was required to be filed. However, the financial statements required by Rule 8-04 of Regulation S-X and the pro forma financial statements required by Rule 8-05 of Regulation S-X were previously reported in Energy, Inc.’s definitive proxy statement, filed with the Securities and Exchange Commission on September 18, 2009, and pursuant to General Instruction B.3 of Form 8-K are not additionally required to be reported on Form 8-K. Therefore, Item 9.01(a) and (b) of Energy, Inc.’s current report on Form 8-K are hereby amended accordingly.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Businesses Acquired.
The financial statements required by Rule 8-04 of Regulation S-X were previously reported in Energy, Inc.’s definitive proxy statement, filed with the Securities and Exchange Commission on September 18, 2009, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.
     (b) Pro Forma Financial Information.
The pro forma financial information required by Rule 8-05 of Regulation S-X were previously reported in Energy, Inc.’s definitive proxy statement, filed with the Securities and Exchange Commission on September 18, 2009, and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy, Inc.
By:	/s/ Kevin J. Degenstein
	Name:	Kevin J. Degenstein
	Title:	President and Chief Operating Officer

Dated: January 19, 2010

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